Emergence from Voluntary Reorganization under Chapter 11	9 Months Ended
Sep. 30, 2018
Reorganizations [Abstract]
Emergence from Voluntary Reorganization under Chapter 11
Emergence from Voluntary Reorganization under Chapter 11
On the Petition Date, the Debtors filed Bankruptcy Petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. The Debtors’ Chapter 11 cases were administered jointly under the caption In re Linn Energy, LLC, et al., Case No. 16-60040.
In December 2016, Berry LLC and Linn Acquisition Company, LLC, on the one hand, and Linn Energy and its other affiliated debtors, on the other hand, filed separate plans of reorganization with the Bankruptcy Court. The “Amended Joint Chapter 11 Plan of Reorganization of Linn Acquisition Company, LLC and Berry Petroleum Company, LLC” (the “Plan”) was filed on December 13, 2016. On January 27, 2017, the Bankruptcy Court entered its confirmation order (the “Confirmation Order”) approving and confirming the Plan.
On February 28, 2017, the Plan became effective and was implemented in accordance with its terms. Among other transactions, Linn Acquisition Company, LLC transferred 100% of Berry LLC’s outstanding membership interests to Berry Corp. As a result, Berry LLC emerged from bankruptcy as a wholly-owned subsidiary of Berry Corp., separate from Linn Energy and its affiliates.
Plan of Reorganization
On the Effective Date, the Company consummated the following reorganization transactions in accordance with the Plan:

•
Linn Acquisition Company, LLC transferred 100% of the outstanding membership interests in Berry LLC to Berry Corp. pursuant to an assignment agreement, dated February 28, 2017 between Linn Acquisition Company, LLC and Berry Corp. (the “Assignment Agreement”). Under the Assignment Agreement, Berry LLC became a wholly-owned operating subsidiary of Berry Corp.

•
The holders of claims under the Company’s Second Amended and Restated Credit Agreement, dated November 15, 2010, by and among Berry LLC, as borrower, Wells Fargo Bank, N.A., as administrative agent, and certain lenders, (as amended, the “Pre-Emergence Credit Facility”), received (i) their pro rata share of a cash paydown and (ii) pro rata participation in the new facility (the “Emergence Credit Facility”). As a result, all outstanding obligations under the Pre-Emergence Credit Facility were canceled and the agreements governing these obligations were terminated.

•
Berry LLC, as borrower, entered into the Emergence Credit Facility with the holders of claims under the Pre-Emergence Credit Facility, as lenders, and Wells Fargo Bank, N.A, as administrative agent, providing for a new reserve-based revolving loan with up to $550 million in borrowing commitments. For additional information about the Emergence Credit Facility, see Note 5.

•
The holders of Berry LLC’s 6.75% senior notes due 2020, issued by Berry LLC pursuant to a Second Supplemental Indenture, dated November 1, 2010, and 6.375% senior notes due 2022, issued by Berry LLC pursuant to a Third Supplemental Indenture, dated March 9, 2012 (collectively, the “Unsecured Notes”), received a right to their pro rata share of either (i) 32,920,000 shares of common stock in Berry Corp. or, for those non-accredited investors holding the Unsecured Notes that irrevocably elected to receive a cash recovery, cash distributions from a $35 million cash distribution pool (the “Cash Distribution Pool”) and (ii) specified rights to participate in a two-tranche offering of rights to purchase Series A Preferred Stock at an aggregate purchase price of $335 million (as further defined in the Plan, the “Berry Rights Offerings”). As a result, all outstanding obligations under the Unsecured Notes were canceled and the indentures and related agreements governing these obligations were terminated.

•
The holders of unsecured claims against Berry LLC, (other than the Unsecured Notes) (the “Unsecured Claims”) received a right to their pro rata share of either (i) 7,080,000 shares of common stock in Berry Corp. or (ii) in the event that such holder irrevocably elected to receive a cash recovery, cash distributions from the Cash Distribution Pool. As a result, all outstanding obligations under the Unsecured Notes and the indentures governing such obligations were canceled and the obligations arising from the Unsecured Claims were extinguished.

•
Berry LLC settled all intercompany claims against Linn Energy and its affiliates pursuant to a settlement agreement approved as part of the Plan and the Confirmation Order. The settlement agreement provided Berry LLC with a $25 million general unsecured claim against Linn Energy which Berry LLC has fully-reserved.

Bank RSA
Prior to the Petition Date, on May 10, 2016, the Debtors entered into a restructuring support agreement (“Bank RSA”) with certain holders (“Consenting Bank Creditors”) collectively holding or controlling at least 66.67% by aggregate outstanding principal amounts under (i) the Pre-Emergence Credit Facility and (ii) Linn Energy’s Sixth Amended and Restated Credit Agreement (“Linn Credit Facility”). The Bank RSA set forth, subject to certain conditions, the commitment of the Consenting Bank Creditors to support a comprehensive restructuring of the Debtors’ long-term debt. The Bank RSA provided that the Consenting Bank Creditors would support the use of Berry LLC’s cash collateral under specified terms and conditions, including adequate protection terms. The Bank RSA required the Debtors and the Consenting Bank Creditors to, among other things, support and not interfere with consummation of the restructuring transactions contemplated by the Bank RSA and, as to the Consenting Bank Creditors, vote their claims in favor of the Plan.
Liabilities Subject to Compromise
Berry LLC’s balance sheet as of December 31, 2016, included amounts classified as “liabilities subject to compromise,” which represented prepetition liabilities that were allowed, or that the Company estimated would be allowed, as claims in its Chapter 11 case. The following table summarizes the components of liabilities subject to compromise included on the balance sheet:

Berry LLC (Predecessor)
December 31, 2016
(in thousands)
Accounts payable and accrued expenses	$151,515
Accrued interest payable	15,238
Debt	833,800
Liabilities subject to compromise	$1,000,553

Through the claims resolution process, many claims were disallowed by the Bankruptcy Court because they were duplicative, amended or superseded by later filed claims, were without merit, or were otherwise overstated. Throughout the Chapter 11 proceedings, the Debtors also resolved many claims through settlements or by Bankruptcy Court orders following the filing of an objection. The Debtors will continue to settle claims and file additional objections with the Bankruptcy Court. To the extent that such adjustments relate to Unsecured Claims, no additional liability to the Company is anticipated as such claimants received only a right to their pro rata share of either (i) 7,080,000 shares of common stock in Berry Corp. or (ii) in the event that such holder irrevocably elected to receive a cash recovery, cash distributions from the Cash Distribution Pool. The liability for this cash distribution pool was $34.8 million at December 31, 2017 and is included in liabilities subject to compromise. In light of the substantial number and amounts of claims filed, we expect the claims resolution process and the ultimate number and amount of, or exact recovery with respect to, allowed Unsecured claims, will take considerable time to complete.
Reorganization Items, Net
We have incurred and continue to incur expenses associated with the reorganization. Reorganization items, net represents costs and income directly associated with the Chapter 11 proceedings since the Petition Date, and also includes adjustments to reflect the carrying value of certain liabilities subject to compromise at their estimated allowed claim amounts, as such adjustments were determined. The following table summarizes the components of reorganization items included in the consolidated statements of operations:

	Berry Corp. (Successor)	Berry LLC (Predecessor)
	Ten Months Ended December 31, 2017	Two Months Ended February 28, 2017	Year Ended December 31, 2016
		(in thousands)
Gain on settlement of liabilities subject to compromise	$—	$421,774	$—
Unamortized premiums	—	—	10,923
Terminated contracts	—	—	(55,148)
Fresh-start valuation adjustments	—	(920,699)	—
Legal and other professional advisory fees	(1,732)	(19,481)	(30,130)
Other	—	10,686	1,693
Reorganization items, net	$(1,732)	$(507,720)	$(72,662)

Effect of Filing on Creditors
Subject to certain exceptions, under the Bankruptcy Code, the filing of Bankruptcy Petitions automatically enjoined, or stayed, the continuation of most judicial or administrative proceedings or filing of other actions against the Debtors or their property to recover, collect or secure a claim arising prior to the Petition Date. Absent an order of the Bankruptcy Court, substantially all of the Debtors’ prepetition liabilities were subject to settlement under the Bankruptcy Code. Although the filing of Bankruptcy Petitions triggered defaults on the Debtors’ debt obligations, creditors were stayed from taking any actions against the Debtors as a result of such defaults, subject to certain limited exceptions permitted by the Bankruptcy Code. The Predecessor did not record interest expense on its senior notes for the period from May 12, 2016 through December 31, 2016 and from January 1, 2017 through February 28, 2017. For those periods, unrecorded contractual interest was approximately $35 million and $9 million, respectively.
Covenant Violations
The Predecessor’s filing of the Bankruptcy Petitions constituted an event of default that accelerated the Predecessor’s obligations under its Pre-Emergence Credit Facility and its senior notes. Additionally, other events of default, including cross-defaults, occurred, including the failure to make interest payments on the Predecessor’s senior notes. Under the Bankruptcy Code, the creditors under these debt agreements were stayed from taking any action against the Predecessor as a result of any default. See Note 5 for additional details about the Predecessor’s debt.
Prior Credit Facility
The Pre-Emergence Credit Facility contained a requirement to deliver audited financial statements without a going concern or like qualification or exception. Consequently, the filing of the Predecessor’s 2015 Annual Report on Form 10-K which included a going concern explanatory paragraph resulted in a default under the Pre-Emergence Credit Facility as of the filing date, March 28, 2016, subject to a 30-day grace period.
On April 12, 2016, the Predecessor entered into an amendment to the Pre-Emergence Credit Facility. The amendment provided for, among other things, an agreement that (i) certain events would not become defaults or events of default until May 11, 2016, (ii) the borrowing base would remain constant until May 11, 2016, unless reduced as a result of swap agreement terminations or collateral sales, (iii) the Predecessor would have access to $45 million in cash that was previously restricted in order to fund ordinary course operations and (iv) the Predecessor, the administrative agent and the lenders would negotiate in good faith the terms of a restructuring support agreement in furtherance of a restructuring of the capital structure of the Predecessor. As a condition to closing the amendment, the Predecessor provided control agreements over certain deposit accounts.
The filing of the Bankruptcy Petitions constituted an event of default that accelerated the Predecessor’s obligations under the Pre-Emergence Credit Facility. However, under the Bankruptcy Code, the creditors under this debt agreement were stayed from taking any action against the Predecessor as a result of the default.
Senior Notes
The Predecessor deferred making an interest payment totaling approximately $18 million due March 15, 2016, on the Predecessor’s 6.375% senior notes due September 2022, which resulted in the Predecessor being in default under these senior notes. The indenture governing the notes provided the Predecessor a 30-day grace period to make the interest payment.
On April 14, 2016, within the 30-day interest payment grace period provided for in the indenture governing the notes, the Predecessor made an interest payment of approximately $18 million in satisfaction of its obligations.
The Predecessor failed to make interest payments due on its senior notes subsequent to April 14, 2016.
The filing of the Bankruptcy Petitions constituted an event of default that accelerated the Predecessor’s obligations under the indentures governing the senior notes. However, under the Bankruptcy Code, holders of the senior notes were stayed from taking any action against the Predecessor as a result of the default.
Fresh-Start Accounting
Upon our emergence from bankruptcy, we were required to adopt fresh-start accounting, which, with the recapitalization described above, resulted in Berry Corp. being treated as the new entity for financial reporting purposes. We were required to adopt fresh-start accounting upon our emergence from bankruptcy because (i) the holders of existing voting ownership interests of our predecessor company received less than 50% of the voting shares of Berry Corp. and (ii) the reorganization value of our assets immediately prior to confirmation of the Plan was less than the total of all post-petition liabilities and allowed claims. An entity applying fresh-start accounting upon emergence from bankruptcy is viewed as a new reporting entity from an accounting perspective, and accordingly, may select new accounting policies.
The reorganization value of our assets immediately prior to confirmation of the Plan was less than the total of all post-petition liabilities and allowed claims, as shown below:

(in thousands)
Liabilities subject to compromise	$1,000,336
Pre-petition debt not classified as subject to compromise	891,259
Post-petition liabilities	245,702
Total post-petition liabilities and allowed claims	2,137,297
Reorganization value of assets immediately prior to implementation of the Plan	(1,722,585)
Excess post-petition liabilities and allowed claims	$414,712

Upon adoption of fresh-start accounting, the reorganization value derived from the enterprise value was allocated to our assets and liabilities based on their fair values in accordance with GAAP. The Effective Date fair values of our assets and liabilities differed materially from their recorded values as reflected on the historical balance sheet. The effects of the Plan and the application of fresh-start accounting were reflected in the financial statements as of February 28, 2017, and the related adjustments thereto were recorded on the statement of operations for the two months ended February 28, 2017.
As a result of the adoption of fresh-start accounting and the effects of the implementation of the Plan, our consolidated financial statements subsequent to February 28, 2017, are not comparable to our financial statements prior to February 28, 2017.
Our consolidated financial statements and related footnotes are presented with a black line division, which delineates the lack of comparability between amounts presented after February 28, 2017, and amounts presented on or prior to February 28, 2017. Our financial results for future periods following the application of fresh-start accounting will be different from historical trends and the differences may be material.
Reorganization Value
Under GAAP, a value was assigned to the equity of the emerging entity as of the date of adoption of fresh-start accounting. The Plan and disclosure statement approved by the Bankruptcy Court did not include an enterprise value or reorganization value, nor did the Bankruptcy Court approve a value as part of its confirmation of our Plan. Our reorganization value was derived from an estimate of enterprise value, or the fair value of our long-term debt, stockholders’ equity and working capital. Reorganization value approximates the fair value of the entity before considering liabilities and approximates the amount a willing buyer would pay for the assets of the entity immediately after the restructuring. Based on the various estimates and assumptions necessary for fresh-start accounting, our enterprise value as of the Effective Date was estimated to be approximately $1.3 billion. The enterprise value was estimated using a sum of parts approach. The sum of parts approach represents the summation of the indicated fair value of the component assets of the Company. The fair value of our assets was estimated by relying on a combination of the income, market and cost approaches.
The estimated enterprise value, reorganization value and equity value are highly dependent on the achievement of the financial results contemplated in our underlying projections. While we believe the assumptions and estimates used to develop enterprise value and reorganization value are reasonable and appropriate, different assumptions and estimates could materially impact the analysis and resulting conclusions. Additionally, the assumptions used in estimating these values are inherently uncertain and require judgment. The primary assumptions for which there is a reasonable possibility of the occurrence of a variation that would have significantly affected the reorganization value include those regarding pricing, discount rates and the amount and timing of capital expenditures.
Our principal assets are our oil and natural gas properties. The fair values of oil and natural gas properties were estimated using a valuation technique consistent with the income approach; specifically, the discounted cash flows method. We also used the market approach to corroborate the valuation results from the income approach. We used a market-based weighted average cost of capital discount rate of 10% for proved and unproved reserves, with further risk adjustment factors applied to the discounted values. The underlying commodity prices embedded in our estimated cash flows were based on the New York Mercantile Exchange (“NYMEX”) forward curve pricing, adjusted for estimated location and quality differentials, as well as other factors that we believe will impact realizable prices. NYMEX forward curve pricing was used for years 2017 through 2019 and then was escalated at approximately 2.0%.
See below under “Fresh-Start Adjustments” for additional information regarding assumptions used in the valuation of our various other significant assets and liabilities.
The following table reconciles the enterprise value to the estimated reorganization value as of the Effective Date:

(in thousands)
Enterprise value	$1,278,527
Plus: Fair value of non-debt liabilities	282,511
Reorganization value of the Successor’s assets	$1,561,038

The fair value of non-debt liabilities consists of liabilities assumed by the Successor on the Effective Date and excludes the fair value of long-term debt.
Consolidated Balance Sheet
The adjustments included in the following fresh-start consolidated balance sheet reflect the effects of the transactions contemplated by the Plan and executed on the Effective Date (reflected in the column “Reorganization Adjustments”) as well as fair value and other required accounting adjustments resulting from the adoption of fresh-start accounting (reflected in the column “Fresh-Start Adjustments”). The explanatory notes provide additional information with regard to the adjustments recorded, methods used to determine the fair values and significant assumptions.

	As of February 28, 2017
	Berry LLC (Predecessor)	Reorganization Adjustments(1)		Fresh-Start Adjustments		Berry Corp. (Successor)
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$27,407	$4,642	(2)	$—		$32,049
Accounts receivable	76,027	(15,700)	(3)	(816)	(14)	59,511
Derivative instruments	243	—		—		243
Restricted cash	128	52,732	(4)	—		52,860
Other current assets	18,437	(5,558)	(5)	3,873	(15)	16,752
Total current assets	122,242	36,116		3,057		161,415
Noncurrent assets:
Oil and natural gas properties	5,031,498	—		(3,787,898)	(16)	1,243,600
Less accumulated depletion and amortization	(2,814,999)	—		2,814,999	(16)	—
	2,216,499	—		(972,899)		1,243,600
Other property and equipment	124,379	—		(15,576)	(17)	108,803
Less accumulated depreciation	(22,107)	—		22,107	(17)	—
	102,273	—		6,530		108,803
Derivative instruments	57	—		—		57
Restricted cash	197,939	(197,814)	(2)	—		125
Other noncurrent assets	16,076	151	(6)	30,811	(18)	47,038
Total assets	$2,655,086	$(161,547)		$(932,501)		$1,561,038
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$60,323	$52,371	(7)	$3,818	(19)	$116,512
Derivative instruments	5,355	—		—		5,355
Current portion of long-term debt, net	891,259	(891,259)	(8)	—		—
Other accrued liabilities	7,335	(3,760)	(9)	1,295	(20)	4,870
Total current liabilities	964,272	(842,648)		5,113		126,737
Derivative instruments	1,710	—		—		1,710
Long-term debt	—	400,000	(10)	—		400,000
Other noncurrent liabilities	170,979	—		(16,915)	(21)	154,064
Liabilities subject to compromise	1,000,336	(1,000,336)	(11)	—		—
Equity:
Predecessor additional paid-in capital	2,798,714	(2,798,714)	(12)	—		—
Predecessor accumulated deficit	(2,280,925)	375,159	(13)	1,905,766	(22)	—
Successor preferred stock	—	335,000	(12)	—		335,000
Successor common stock	—	33	(12)	—		33
Successor additional paid-in capital	—	3,369,959	(12)	(2,826,465)	(22)	543,494
Total equity	517,789	1,281,437		(920,699)		878,527
Total liabilities and equity	$2,655,086	$(161,547)		$(932,501)		$1,561,038
__________
Reorganization Adjustments:

(1)
Represent amounts recorded as of the Effective Date for the implementation of the Plan, including, among other items, settlement of the Predecessor’s liabilities subject to compromise, repayment of certain of the Predecessor’s debt, cancellation of the Predecessor’s equity, issuances of the Successor’s common stock and preferred stock, proceeds received from the Berry Rights Offerings and issuance of the Successor’s debt.

(2)	Changes in cash and cash equivalents included the following:

(all $ in thousands)
Borrowings under the Emergence Credit Facility	$400,000
Proceeds from issuance of preferred stock pursuant the Berry Rights Offerings	335,000
Cash receipt from Linn Energy, LLC for ad valorem taxes	23,366
Removal of restriction on cash balance (includes $128 previously recorded as short term)	197,942
Payment to the holders of claims under the Pre-Emergence Credit Facility (including $29 in bank fees and $3,760 in interest)	(897,663)
Payment of professional fees	(992)
Payment of Emergence Credit Facility fee that was capitalized	(151)
Funding of the general unsecured claims Cash Distribution Pool	(35,000)
Funding of the professional fees escrow account	(17,860)
Changes in cash and cash equivalents	$4,642

(3)	Collection of overpayment to Linn Energy, LLC for ad valorem taxes.

(4)	Primarily reflects the transfer to restricted cash to fund the Predecessor’s professional fees escrow account and general unsecured claims Cash Distribution Pool.

(5)	Primarily reflects the write-off of the Predecessor’s deferred financing fees.

(6)	Reflects the capitalization of deferred financing fees related to the Emergence Credit Facility.

(7)	Net increase in accounts payable and accrued expenses reflects:

(all $ in thousands)
Recognition of payables for the general unsecured claims Cash Distribution Pool	$35,000
Recognition of payables for the professional fees escrow account	17,860
Recognition of payable for ad valorem tax liability	7,666
Net change of other professional fees payable	(8,161)
Other	6
Net increase in accounts payable and accrued expenses	$52,371

(8)	Reflects the repayment of the Pre-Emergence Credit Facility.

(9)	Reflects the payment of accrued interest on the Pre-Emergence Credit Facility.

(10)	Reflects borrowings under the Emergence Credit Facility.

(11)	Settlement of liabilities subject to compromise and the resulting net gain were determined as follows:

(all $ in thousands)
Accounts payable and accrued expenses	$151,298
Accrued interest payable	15,238
Debt	833,800
Total liabilities subject to compromise	1,000,336
Funding of the general unsecured claims Cash Distribution Pool	(35,000)
Common stock to holders of Unsecured Notes and general unsecured creditors	(543,562)
Gain on settlement of liabilities subject to compromise	$421,774

(12)	Net increase in capital accounts reflects:

(all $ in thousands)
Common stock to holders of Unsecured Notes and general unsecured creditors	$543,562
Payment of issuance costs	(35)
Dividend related to beneficial conversion feature of preferred stock	27,751
Cancellation of the Predecessor’s additional paid-in capital	2,798,714
Par value of common stock	(33)
Change in additional paid-in capital	3,369,959
Proceeds from issuance of preferred stock	335,000
Par value of common stock	33
Predecessor’s additional paid-in capital	(2,798,714)
Net increase in capital accounts	$906,278
See Note 8 for additional information on the issuances and distributions of the Successor’s common and preferred stock.

(13)	Net decrease in accumulated deficit reflects:

(all $ in thousands)
Recognition of gain on settlement of liabilities subject to compromise	$421,774
Recognition of professional fees	(13,667)
Write-off of deferred financing fees	(5,197)
Total reorganization items, net	402,910
Dividend related to beneficial conversion feature of preferred stock	(27,751)
Net decrease in accumulated deficit	$375,159
Fresh-Start Adjustments:

(14)	Reflects a change in accounting policy from the entitlements method to the sales method for natural gas production imbalances.

(15)	Primarily reflects an increase in the current portion of greenhouse gas allowances.

(16)
Reflects a decrease of oil and natural gas properties, based on the methodology discussed in Note 4, and the elimination of accumulated depletion and amortization. The following table summarizes the components of oil and natural gas properties as of the Effective Date:

	Berry Corp. (Successor)	Berry LLC (Predecessor)
	Fair Value	Historical Book Value
	(in thousands)
Proved properties	$712,400	$4,266,843
Unproved properties	531,200	764,655
	1,243,600	5,031,498
Less accumulated depletion and amortization	—	(2,814,999)
	$1,243,600	$2,216,499

(17)
Reflects a decrease of other property and equipment and the elimination of accumulated depreciation. The following table summarizes the components of other property and equipment as of the Effective Date:

	Berry Corp. (Successor)	Berry LLC (Predecessor)
	Fair Value	Historical Book Value
	(in thousands)
Natural gas plants and pipelines	$91,427	$109,675
Land	8,262	201
Furniture and office equipment	5,040	3,879
Buildings and leasehold improvements	2,740	5,884
Vehicles	1,156	4,542
Drilling and other equipment	178	198
	108,803	124,379
Less accumulated depreciation	—	(22,107)
	$108,803	$102,273
In estimating the fair value of other property and equipment, we used a combination of cost and market approaches. A cost approach was used to value our natural gas plants and pipelines, buildings, and furniture and office equipment based on current replacement costs of the assets less depreciation based on the estimated economic useful lives of the assets and age of the assets. A market approach was used to value our vehicles, drilling and other equipment, and land, using recent transactions of similar assets to determine the fair value from a market participant perspective.

(18)
Primarily reflects an increase in greenhouse gas allowances of approximately $30 million and a joint venture investment of approximately $1 million. Greenhouse gas allowances were valued using a market approach based on trading prices for carbon credits on February 28, 2017. Our joint venture investment was valued based on a market approach using a market EBITDA multiple.

(19)
Reflects increases for greenhouse gas emissions liabilities of approximately $4 million and a change in accounting policy from the entitlements method to the sales method for gas production imbalances of approximately $200,000, partially offset by a decrease for the current portion of intangibles liabilities of approximately $500,000.

(20)	Reflects an increase of the current portion of asset retirement obligations.

(21)
Primarily reflects a decrease for asset retirement obligations of approximately $30 million and for intangible liabilities of approximately$6 million, partially offset by an increase for greenhouse gas emissions liabilities of approximately $19 million. The fair value of asset retirement obligations was estimated using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation include estimates of: (i) plugging and abandonment costs per well based on existing regulatory requirements; (ii) remaining life per well; (iii) future inflation factors; and (iv) a credit-adjusted risk-free interest rate. The intangible liabilities identified on the Effective Date were valued based on a combination of market and incomes approaches and will be amortized over the remaining life of the respective contract. Greenhouse gas emissions liabilities were valued using a market approach based on trading prices for greenhouse gas allowances on February 28, 2017.

(22)	Reflects the cumulative impact of the fresh-start accounting adjustments discussed above and the elimination of the Predecessor’s accumulated deficit.
Emergence from Voluntary Reorganization under Chapter 11
On May 11, 2016 our predecessor company filed bankruptcy. Our bankruptcy case was jointly administered with that of Linn Energy and its affiliates under the caption In re Linn Energy, LLC, et al., Case No. 16–60040 (the "Chapter 11 Proceeding"). On January 27, 2017, the Bankruptcy Court approved and confirmed our plan of reorganization in the Chapter 11 Proceeding (the "Plan"). On February 28, 2017, the Effective Date occurred and the Plan became effective and was implemented. A final decree closing the Chapter 11 Proceeding was entered September 28, 2018, with the Court retaining jurisdiction as described in the confirmation order and without prejudice to the request of any party–in–interest to reopen the case including with respect to certain, immaterial remaining matters.
Reorganization Items, Net
We have incurred and continue to incur expenses associated with the reorganization. Reorganization items, net represent costs and gains directly associated with the Chapter 11 Proceeding, and also include adjustments to reflect the carrying value of certain liabilities subject to compromise at their estimated allowed claim amounts, as such adjustments were determined. The following table summarizes the components of reorganization items included on the condensed consolidated statements of operations:

	Berry Corp. (Successor)				Berry LLC (Predecessor)
	Three Months Ended	Three Months Ended	Nine Months Ended	Seven Months Ended	Two Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017	February 28, 2017
	(in thousands)
Return of undistributed funds from Cash Distribution Pool (1)	$13,799	$—	$22,799	$—	$—
Refund of pre-emergence prepaid costs	—	—	579	—	—
Gain on resolution of pre-emergence liabilities	—	—	1,634	—	—
Linn Energy bankruptcy claim receipt	1,500	—	1,500	—	—
Gain on settlement of liabilities subject to compromise	—	—	—	—	421,774
Fresh start valuation adjustments	—	—	—	—	(920,699)
Legal and other professional advisory fees	(713)	(408)	(2,515)	(296)	(19,481)
Other	(805)	—	(805)	(705)	10,686
Reorganization items, net	$13,781	$(408)	$23,192	$(1,001)	$(507,720)
__________

(1)
Among other things, the holders of our Predecessor's Unsecured Notes (as defined below) received a right to their pro rata share of either 32,920,000 shares of common stock in Berry Corp. or, for those non-accredited investors holding our Predecessor's unsecured notes (the "Unsecured Notes") that irrevocably elected to receive a cash recovery, cash distributions from a $35 million cash distribution pool (the “Cash Distribution Pool”).

Liabilities Subject to Compromise
Liabilities subject to compromise related to our 2017 emergence from bankruptcy decreased from approximately $35 million as of December 31, 2017 to approximately $0.1 million as of September 30, 2018. Activity for our liabilities subject to compromise for the nine months ended September 30, 2018 included the return of $23 million in undistributed funds from restricted cash and approximately $12 million in settlement payments to general unsecured creditors and other payments of professional fees incurred to settle these claims.